                                                                   EXHIBIT 10.59

                                 ATLAS AIR, INC.

                                 FIRST AMENDMENT

                               TO CREDIT AGREEMENT

                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 19, 2001 and entered into by and among ATLAS AIR, INC., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS") and Bankers Trust Company, as agent for Lenders ("AGENT"), and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of April 25, 2000 (as modified to the date hereof, the "CREDIT AGREEMENT"), by and among Company, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) permit the Company to apply voluntary prepayments to a specific Airframe or Engine, (ii) delete the requirement that a Holding Company must guarantee the Obligations and pledge the capital stock of the Company, and (iii) make certain other amendments as set forth below;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

                  A. Subsection 2.4B(iv)(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

                  "Application of Voluntary Prepayments by Type of Loans and Order of Maturity. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied ratably among the Notes relating to all of the Financed Aircraft; provided that, Company may elect to apply any such prepayment first to the Loans made with respect to a specific Financed Aircraft, a specific Airframe or a specific Engine so long as (i) no Event of Default has occurred and is continuing and (ii) in the event a prepayment is applied to the Loans made with respect to a specific Airframe or a specific Engine(s), (a) Administrative Agent shall have received an opinion of Cahill Gordon & Reindel, or such other counsel as may be acceptable to Administrative Agent, confirming that such prepayment should not adversely affect any benefits of Section 1110 of the Bankruptcy Code with respect to the remaining components of the relevant Financed Aircraft that were applicable thereto prior to such prepayment and (b) after giving effect to such prepayment, Company shall be in compliance with subsection 2.4B(iii)(f) with respect to the remaining components of the relevant Financed Aircraft and, at the request of Administrative Agent, shall deliver appraisals from



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two Approved Appraisers in form and substance satisfactory to Administrative
Agent demonstrating such compliance; provided further that, at all times, for each Airframe included in the Collateral there shall be at least four (4) Engines included in the Collateral; provided further that, at Administrative Agent's election, any prepayment (other than a prepayment of Loans made with respect to a specific Financed Aircraft, Airframe or Engine) may be deemed first to prepay Loans made to finance labor costs associated with conversion of a Financed Aircraft, if any, second to prepay Loans made to finance other costs of conversion of a Financed Aircraft and thereafter to all other Loans. Any voluntary prepayments (other than a prepayment of Loans made with respect to a specific Financed Aircraft, Airframe or Engine) of the Existing Aircraft Loans and the New Aircraft Term Loans pursuant to subsection 2.4B(i) shall be applied to reduce the scheduled installments of principal of the Existing Aircraft Loans or the New Aircraft Term Loans, as the case may be, in inverse order of maturity."

                  B. Subsection 2.9 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

                  "RELEASE OF COLLATERAL. Upon the prepayment of all Loans made with respect to a specific Financed Aircraft or a specific Airframe or Engine pursuant to subsection 2.4B(iv)(a) hereof, Administrative Agent, at the reasonable expense of Company, agrees to execute and deliver to Company such documents as shall be reasonably satisfactory to Company to evidence the release of the Liens granted pursuant to the Collateral Documents with respect to such Financed Aircraft or such Airframe or Engine and shall use its best efforts to
(i) in the event of a prepayment of all Loans made with respect to a specific Financed Aircraft, return the originals of all Notes representing such Loans to Company, marked "Paid" or (ii) in the event of a prepayment of all Loans made with respect to a specific Airframe or Engine(s), prepare allonges to the Notes representing such Loans to Company describing the release of such Airframe or Engine(s)."

         1.2 AMENDMENTS TO SECTION 5: COMPANY'S AFFIRMATIVE COVENANTS

                  Subsection 5.9C of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and adding the words "In furtherance and not in limitation of the foregoing, if Company interposes a Holding Company," at the beginning of the second sentence thereof.

         1.3 AMENDMENTS TO SECTION 7: EVENTS OF DEFAULT

                  A. Subsection 7.3 of the Credit Agreement is hereby amended by inserting the words ", 5.9C or 5.14" after the words "or 5.2" in the second line thereof.

                  B. Subsection 7.10 of the Credit Agreement is hereby amended by adding the following clause (z) at the end of the first proviso thereto:

                  "and (z) it shall also be an Event of Default if at any time the Holding Company grants a Lien with respect to the capital stock of the Company"



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

SECTION 2. CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective as of the date first set forth above upon the satisfaction of all of the following conditions precedent (such date being referred to herein as the "First Amendment Effective Date"):

                  A. Company shall have delivered to Agent sufficient originally executed copies for each Lender and its counsel of this Amendment; Agent and Requisite Lenders shall each have executed a counterpart of this Amendment; and Company and Agent shall have received written or telephonic notification of such execution by Requisite Lenders and authorization of delivery thereof; and

                  B. Agent shall have received from Company, for distribution to each Lender consenting to this Amendment as of the date specified by Agent in proportion to that Lender's Pro Rata Share, an amendment fee in an amount equal to 0.10% of the Revolving Loan Commitment of all such consenting Lenders.

SECTION 3. REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment, Company, by its execution of a counterpart of this Amendment, represents and warrants that after giving effect to this Amendment (a) no Event of Default or Potential Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
           DOCUMENTS.

                  A. On and after the First Amendment Effective Date of each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

                  B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

SECTION 5. FEES AND EXPENSES.

                  Company acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

SECTION 6. HEADINGS.

                  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

SECTION 7. APPLICABLE LAW.

                  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 8. COUNTERPARTS; EFFECTIVENESS.

                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         COMPANY:

                                            ATLAS AIR, INC.

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

         ADMINISTRATIVE AGENT:

                                            BANKERS TRUST COMPANY,

                                            as Administrative Agent and Lender

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

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                                    LENDERS:

                                            CITY NATIONAL BANK

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

                                            FIRST SECURITY BANK

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

                                            FLEET NATIONAL BANK

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:





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




                                            GMAC COMMERCIAL CREDIT LLC

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

                                            IMPERIAL BANK, A CALIFORNIA BANKING
                                            CORPORATION

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

                                            NORWEST BANK COLORADO NATIONAL
                                            ASSOCIATION

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

                                            SUMMIT BANK

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

                                            TRANSAMERICA BUSINESS CREDIT CORP.

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

                                            UNION PLANTERS BANK N.A.

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

                                            U.S. BANK

                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

                                 ATLAS AIR, INC.

                              SECOND AMENDMENT AND

                       LIMITED WAIVER TO CREDIT AGREEMENT

                    This SECOND AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT AND WAIVER") is dated as of October 15, 2001 and entered into by and among ATLAS AIR, INC., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS") and Bankers Trust Company, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of April 25, 2000 (as amended to the date hereof, the "CREDIT AGREEMENT"), by and among Company, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                    WHEREAS, Company has informed Lenders that it will not be in compliance with the covenants set forth in subsections 6.6A and 6.6B of the Credit Agreement for the four fiscal quarter period ending September 30, 2001 and the Lenders have agreed to waive compliance with such subsections for such period until December 14, 2001; and

                    WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) increase the Applicable Margin, (ii) amend the definition of Cash Equivalents, (iii) provide for a minimum liquidity test, and (iv) make certain other amendments as set forth below.

                    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. WAIVER

                    Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance with the provisions of subsections 6.6A and 6.6B of the Credit Agreement with respect to the four fiscal quarter period ending September 30, 2001; provided that any breach of such provisions which would constitute an Event of Default but for the foregoing waiver shall be an Event of Default on and after December 14, 2001 unless otherwise waived on or prior to such date.

SECTION 2. LIMITATION OF WAIVER

                    Without limiting the generality of the provisions of subsection 9.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 6.6A and 6.6B of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment and Waiver shall be deemed to:

                    A. Constitute a waiver of compliance by Company with respect to (i) subsection 6.6A or 6.6B of the Credit Agreement in any other instance or
(ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with this waiver of subsections 6.6A and 6.6B of the Credit Agreement or otherwise); or

                    B. prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment and Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

SECTION 3. AMENDMENTS TO THE CREDIT AGREEMENT

         3.1 AMENDMENTS TO SECTION 1: CERTAIN DEFINED TERMS

                    A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Cash Equivalents" therefrom in its entirety and substituting the following therefor:

                    "CASH EQUIVALENTS" means, as at any date of determination,
                    (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within two years after the date of purchase; (ii) marketable direct obligations (fixed and/or floating rate) issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within two years after the date of purchase and having, at the time of the acquisition thereof and at all times thereafter, the highest rating obtainable from at least two of S&P, Moody's and Fitch; (iii) Dollar-denominated marketable direct obligations (fixed and/or floating rate) issued by any corporation or commercial bank including medium term notes and bonds, deposit notes and eurodollar/yankee notes and bonds, in each case maturing within two years after the date of purchase and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch and (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch;
                    (iv) Dollar-denominated commercial paper maturing no more than two years from the date of purchase and issued by a corporation or commercial bank that, at the time of the acquisition of the commercial paper and at all times thereafter, both (A) has a short-term credit rating from at least two of S&P, Moody's, and Fitch and (B) does not have a short-term credit rating of less than A-1 (or the equivalent thereof) from S&P, P-1 (or the equivalent thereof) from Moody's, or F-1 (or the equivalent thereof) from Fitch; (v) Dollar-denominated certificates of deposit, bankers' acceptances and/or time deposits maturing within two years after the date of purchase and issued or accepted by (a) any Lender or (b) any commercial bank that, at the time of acquisition of such security and at all times thereafter, both (A) has a short-term credit rating from at least two of S&P, Moody's, and Fitch and (B) does not have a short-term credit rating of less than A-1 (or the equivalent thereof) from S&P, P-1 (or the equivalent thereof) from Moody's, or F-1 (or the equivalent thereof) from Fitch; (vi) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000 and (c) has the highest rating obtainable from either S&P, Moody's or Fitch; (vii) Dollar-denominated asset-backed securities (excluding any mortgage products) with a stated bullet maturity of no more than two years from the date of purchase and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch and (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch; (viii) repurchase agreements entered into with financial institutions satisfying the criteria set forth in clause (v) above with terms of not more than thirty days for securities described in clauses
                    (i) and (ii) above and having a fair market value of at least 102% of the amount of the repurchase obligations and
                    (ix) auction rate securities (auction rate debt and money market preferreds) with terms of not more than ninety days and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch and (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch.

                    B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the reference to "6.1(xii)" in clause (xiii) of the definition of Permitted Encumbrances and substituting "6.1(x)" therefor.

                    C. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Pricing Certificate" and "Pricing Reduction" therefrom in their entirety.

                    D. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "S&P" in its entirety and inserting the following definition in lieu thereof:

                    "S&P" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc.

                    E. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                    "ALITALIA" shall mean ALITALIA-Linee Aeree Italiane S.p.A.

                    "ALITALIA LOANS" shall mean Revolving Loans made to consummate the Alitalia Transaction.

                    "ALITALIA TRANSACTION" shall mean, subject to the conditions set forth in Section 3, the borrowing by the Company of up to $45 million to be used for the acquisition of up to two 747-200 aircraft in freighter configuration from Alitalia (each, an "Alitalia Aircraft"); provided that (w) the Company may acquire the Alitalia Aircraft in two separate transactions but shall borrow no more than $22.5 million per transaction and there shall be no more than one borrowing per Alitalia Aircraft, (x) concurrently with each such acquisition, the Company shall enter into a sale-leaseback arrangement with Alitalia with respect to such Alitalia Aircraft containing economic terms which are sufficient to generate net free cash flow to pay all interest on the related Alitalia Loans and to repay in full such Alitalia Loans within the term of such Alitalia Lease and otherwise satisfactory in form and substance to the Administrative Agent in its sole discretion (each, an "Alitalia Lease"),
                    (y) the Alitalia Loans shall be repaid on an amortization schedule based on at least 90% of the net free cash flow generated by the related Alitalia Lease and which is approved by the Administrative Agent, in its sole discretion and (z) no conversion or modification costs shall be financed.

                    "FITCH" means Fitch, Inc.

                    "INTERIM PERIOD" shall mean the period commencing on the Second Amendment Effective Date through and including December 14, 2001.

                    "SECOND AMENDMENT" means the Second Amendment and Limited Waiver dated as of October 15, 2001 entered into by the Company, the Lenders and Administrative Agent with respect to the Agreement.

                    "SECOND AMENDMENT EFFECTIVE DATE" shall have the meaning set forth in Section 4 of the Second Amendment.

                    "UNRESTRICTED CASH AND CASH EQUIVALENTS" means Cash and Cash Equivalents that are not subject to any Lien or any other restriction or limitation on the Company's ability to withdraw (in the case of Cash) or sell (in the case of Cash Equivalents).

         3.2 AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

                    A. COMMITMENTS; MAKING OF LOANS; NOTES; REGISTER.

                    Subsection 2.1A(ii) of the Credit Agreement is hereby amended by adding the following sentence at the end of the first paragraph thereof:

                    "Notwithstanding anything to the contrary herein, during the
               Interim Period, Company shall not be permitted to borrow and the Lenders shall not be required to lend to Company, any amounts other than the Alitalia Loans."

                    B. INTEREST ON THE LOANS.

                    Subsection 2.2A of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" set forth therein in its entirety and substituting the following therefor:

                         "The "APPLICABLE MARGIN" from and after the Second
                    Amendment Effective Date shall be 1.625% for each Base Rate Loan and 2.625% for each Eurodollar Rate Loan."

                    C. REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN LOANS AND REVOLVING LOAN COMMITMENTS; GENERAL PROVISIONS REGARDING PAYMENTS.

                    Subsection 2.4A(iii) of the Credit Agreement is hereby amended by adding the following at the end thereof:

                         "Notwithstanding the foregoing, all Alitalia Loans
                    shall be repaid on a quarterly repayment schedule beginning on the three month anniversary of the date of borrowing of such Alitalia Loans based on at least 90% of the net free cash flow generated by the related Alitalia Lease and approved by the Administrative Agent, in its sole discretion; provided that, the full unpaid balance of such Alitalia Loans shall be due at the Final Stated Maturity Date. Notwithstanding anything to the contrary in this Agreement, the amortization schedule for the Alitalia Loans shall at all times be as set forth in this Section 2.4A(iii) and at no time shall switch to the amortization schedule set forth in Section 2.4A(ii)."

         3.3 AMENDMENTS TO SECTION 3: CONDITIONS TO LOANS

                    Subsection 3.2 of the Credit Agreement is hereby amended by adding the following at the end of the final paragraph of such subsection:

                    "In addition to the foregoing, the condition set forth in
               clause (ii) shall be waived in the event of a borrowing of Alitalia Loans."

         3.4 AMENDMENTS TO SECTION 5: COMPANY'S AFFIRMATIVE COVENANTS

                    Subsection 5.1 of the Credit Agreement is hereby amended by deleting clause (xvi) thereof in its entirety and substituting "(xvi) Intentionally Omitted" therefor.

         3.5 AMENDMENTS TO SECTION 6: COMPANY'S NEGATIVE COVENANTS

                    A. INVESTMENTS.

                    (i) Subsection 6.3(i) of the Credit Agreement is hereby
               amended by adding the following at the end thereof:

                    "; provided that, (x) the weighted average maturity of all Investments in Cash Equivalents shall not exceed twelve months, (y) no more than 10% of the Company's Investments in Cash Equivalents shall be in a single security or issuer (other than U.S. treasuries, U.S. government agency obligations and money market funds), and (z) no more than 50% of the Company's Investments in Cash Equivalents shall be in a single U.S. treasury or U.S. government agency security."

                    (ii) Subsection 6.3(iv) of the Credit Agreement is hereby
               amended by adding the words, "At any time other than during the Interim Period," at the beginning thereof.

                    B. RESTRICTED JUNIOR PAYMENTS.

                    (i) Subsections 6.5(ii), 6.5(iii) and 6.5(vi) of the Credit
               Agreement are hereby amended by adding the words "At any time other than during the Interim Period," at the beginning of each such clause.

                    C. FINANCIAL COVENANTS.

                    Subsection 6.6 of the Credit Agreement is hereby amended by adding the following subsection 6.6D:

                    "D. MINIMUM LIQUIDITY.

                    The Company shall not permit its reserve of Unrestricted Cash and Cash Equivalents to be less than $200,000,000 at any time."

                    D. RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS; NEW SUBSIDIARIES.

                    (i) Subsection 6.7(v) of the Credit Agreement is hereby
               amended by adding the words, "At any time other than during the Interim Period," at the beginning thereof.


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

                    (ii) Subsection 6.7(x) of the Credit Agreement is hereby
               amended by deleting the words "to Colorado" contained in the second line thereof and substituting "from Colorado to New York" therefor.

SECTION 4. CONDITIONS TO EFFECTIVENESS

               Sections 1 and 3 of this Amendment and Waiver shall become effective as of the date first set forth above upon the satisfaction of all of the following conditions precedent (such date being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

                    A. Company shall have delivered to Administrative Agent sufficient originally executed copies for each Lender and its counsel of this Amendment and Waiver; Administrative Agent and Requisite Lenders shall each have executed a counterpart of this Amendment and Waiver; and Company and Administrative Agent shall have received written or telephonic notification of such execution by Requisite Lenders and authorization of delivery thereof; and

                    B. Administrative Agent shall have received from Company, for distribution to each Lender consenting to this Amendment and Waiver as of the date specified by Administrative Agent in proportion to that Lender's Pro Rata Share, an amendment fee in an amount equal to 0.10% of the Revolving Loan Commitment of all such consenting Lenders.

SECTION 5. REPRESENTATIONS AND WARRANTIES

               In order to induce Lenders to enter into this Amendment and Waiver, Company, by its execution of a counterpart of this Amendment and Waiver, represents and warrants that after giving effect to this Amendment and Waiver
(a) no Event of Default or Potential Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

SECTION 6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
           DOCUMENTS.

                    A. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

                    B. Except as specifically amended by this Amendment and Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                    C. The execution, delivery and performance of this Amendment and Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

SECTION 7. FEES AND EXPENSES

               Company acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and Waiver and the documents and transactions contemplated hereby shall be for the account of Company.

SECTION 8. HEADINGS

         Section and subsection headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose or be given any substantive effect.

SECTION 9. APPLICABLE LAW

               THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 10. COUNTERPARTS; EFFECTIVENESS

               This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment and Waiver (other than the provisions of Sections 1 and 3 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         COMPANY:

                                            ATLAS AIR, INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

         ADMINISTRATIVE AGENT:

                                            BANKERS TRUST COMPANY,
                                            as Administrative Agent and Lender

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                    LENDERS:

                                            CITY NATIONAL BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            COMERICA BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            FIRST SECURITY BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            FLEET NATIONAL BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            GMAC COMMERCIAL CREDIT LLC

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            NORWEST BANK COLORADO NATIONAL
                                            ASSOCIATION

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            TRANSAMERICA BUSINESS CREDIT CORP.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            UNION PLANTERS BANK N.A.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            U.S. BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                 ATLAS AIR, INC.

                       THIRD AMENDMENT TO CREDIT AGREEMENT

                  This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 31, 2001 and entered into by and among ATLAS AIR, INC., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS") and Bankers Trust Company, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of April 25, 2000 (as amended to the date hereof, the "CREDIT AGREEMENT"), by and among Company, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) permit the Company to make certain Restricted Junior Payments to Holdings, (ii) make certain other changes to the Company's negative covenants and (iii) make certain other amendments as set forth below.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

      SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENTS TO SECTION 1: CERTAIN DEFINED TERMS

                  A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "GE CAPITAL LOANS" means the loans to be made pursuant to that certain credit agreement , in form and substance satisfactory to Administrative Agent, entered into or to be entered into between Holdings and General Electric Capital Corporation in connection with the Polar Air Transaction.

                  "HOLDINGS" means Atlas Air Worldwide Holdings, Inc., a Delaware corporation.

                  "HOLDINGS GUARANTY" means that certain Holdings Guaranty dated as of October 31, 2001 and entered into by Holdings for the benefit of the Administrative Agent and Lenders

                  "POLAR AIR" means Polar Air Cargo, Inc., a California corporation which will be an indirect wholly owned subsidiary of Holdings subsequent to the completion of the Polar Air Transaction.

                  "POLAR AIR PAYMENT" has the meaning set forth in subsection 6.5(ii).

                  "POLAR AIR TRANSACTION" has the meaning set forth in subsection 6.5(ii).

                  "THIRD AMENDMENT" means the Third Amendment dated as of October 31, 2001 entered into by the Company, the Lenders and Administrative Agent with respect to the Agreement.

                  "THIRD AMENDMENT EFFECTIVE DATE" shall have the meaning set forth in Section 2 of the Third Amendment.

                  B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Loan Documents" and "Loan Parties" in their entirety and substituting the following therefor:

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Holdings Guaranty and the Collateral Documents.

         "LOAN PARTIES" means Company and Holdings.

         1.2 AMENDMENTS TO SECTION 5: COMPANY'S AFFIRMATIVE COVENANTS

         Subsection 5.9C of the Credit Agreement is hereby amended by adding the text, "(other than the GE Capital Loans)" immediately after the text "Indebtedness" in the first sentence thereof.

         1.3 AMENDMENTS TO SECTION 6: COMPANY'S NEGATIVE COVENANTS

                  A. INVESTMENTS.

                  (i) Subsection 6.3(iv) of the Credit Agreement is hereby
            amended by deleting such provision in its entirety and substituting the following therefor:

                  "(iv) so long as no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom, and so long as, on a Pro Forma Basis, the Company will be compliance with the covenant set forth in subsection 6.6D, the Company may make Investments in Joint Ventures in an aggregate amount not to exceed (A) $15 million less (B) the aggregate amount contributed to capital of Special Purpose Subsidiaries during the period commencing January 1, 2000 and ending on the last day of the Fiscal Year immediately preceding the date of determination (taken as a single accounting period); provided that Company shall not incur liabilities related to any such Joint Venture in excess of Company's Investment therein;"

                  (ii) Subsection 6.3(vii) of the Credit Agreement is hereby amended by adding the following at the beginning thereof:

                  "so long as no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom, and so long as, on a Pro Forma Basis, the Company will be compliance with the covenant set forth in subsection 6.6D,"

                  (iii) Section 6.3 of the Credit Agreement is hereby further amended by adding the following after the words "Holding Company" in the last sentence of the last paragraph thereof:

                  ", except an Investment made in accordance with subsection 6.3(vii) to the extent such Investment is for the purpose of making mandatory principal and interest payments on the GE Capital Loans"

                  B. RESTRICTED JUNIOR PAYMENTS.

                  (i) Subsection 6.5 of the Credit Agreement is hereby amended by adding the text "and so long as, on a Pro Forma Basis, Company will be in compliance with the covenant set forth in subsection 6.6D," immediately before the text ":" in the first paragraph thereof.

                  (ii) Subsection 6.5 of the Credit Agreement is hereby amended by deleting clause (ii) thereof in its entirety and substituting the following therefor:

                  "Company may make a one-time Restricted Junior Payment to Holdings in an amount not to exceed $37 million (the "Polar Air Payment") of which $30 million is to be used by Holdings to fund its acquisition of Polar Air (the "Polar Air Transaction") and $7 million is to be used by Holdings to make mandatory principal and interest payments required under the GE Capital Loans; provided that, prior to making the Polar Air Payment, Company shall have provided to Administrative Agent, an executed copy of the credit agreement pursuant to which the GE Capital Loans will be made, which credit agreement shall be in form and substance satisfactory to Administrative Agent; provided further that, if the Company elects to make the Polar Air Payment, such Polar Air Payment must be made on or prior to November 7, 2001; provided further, that if the Polar Air Payment is funded and, for any reason, the closing of the Polar Air Transaction does not occur on or before November 7, 2001, the Company shall cause Holdings to refund the Polar Air Payment to the Company immediately;"

                  (iii) Subsection 6.5(iii) of the Credit Agreement is hereby amended by deleting the reference to "$15 million" in the second and fifth lines thereof and substituting a reference to "$5 million" therefor.

         1.4 AMENDMENTS TO SECTION 7: EVENTS OF DEFAULT

                  A. Subsection 7.4 of the Credit Agreement is hereby amended by inserting the text "Holdings or" immediately prior to the text "Company" in the first and third lines thereof.

                  B. Subsection 7.10 of the Credit Agreement is hereby amended by deleting clause (y) in the first proviso thereof and substituting the following therefor:

                  "(y) it shall also be an Event of Default if at any time the Holding Company ceases to own directly 100% of (i) the outstanding capital stock of the Company and (ii) any outstanding Securities (other than capital stock) of the Company entitled to vote in the election of directors of the Company;"

SECTION 2. CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective as of the date first set forth above upon the satisfaction of all of the following conditions precedent (such date being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

                  A. Company shall have delivered to Administrative Agent sufficient originally executed copies for each Lender and its counsel of this Amendment; Administrative Agent and Requisite Lenders shall each have executed a counterpart of this Amendment; and Company and Administrative Agent shall have received written or telephonic notification of such execution by Requisite Lenders and authorization of delivery thereof;

                  B. Company shall have caused Holdings to deliver to Administrative Agent an originally executed copy of the Holdings Guaranty; and

                  C. Administrative Agent shall have received from Company, for distribution to each Lender consenting to this Amendment as of the date specified by Administrative Agent in proportion to that Lender's Pro Rata Share, an amendment fee in an amount equal to 0.25% of the Revolving Loan Commitment of all such consenting Lenders.

SECTION 3. REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment, Company, by its execution of a counterpart of this Amendment, represents and warrants that after giving effect to this Amendment (a) no Event of Default or Potential Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
           DOCUMENTS.

                  A. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

                  B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

SECTION 5. FEES AND EXPENSES

         Company acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

SECTION 6. HEADINGS

         Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

SECTION 7. APPLICABLE LAW

         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 8. COUNTERPARTS; EFFECTIVENESS

         This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of Page Intentionally Left Blank]

NY1:829440.5                                             S-1
                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         COMPANY:

                                            ATLAS AIR, INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

         ADMINISTRATIVE AGENT:

                                            BANKERS TRUST COMPANY,
                                            AS ADMINISTRATIVE AGENT AND LENDER

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

         LENDERS:

                                            CITY NATIONAL BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            COMERICA BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            FLEET NATIONAL BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            GMAC COMMERCIAL CREDIT LLC

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            TRANSAMERICA BUSINESS CREDIT CORP.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            UNION PLANTERS BANK N.A.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            U.S. BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            WELLS FARGO BANK NATIONAL
                                            ASSOCIATION, AS SUCCESSOR IN
                                            INTEREST TO NORWEST BANK COLORADO,
                                            NATIONAL ASSOCIATION AND FIRST
                                            SECURITY BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                 ATLAS AIR, INC.

                     FOURTH AMENDMENT TO AND LIMITED WAIVER

                               TO CREDIT AGREEMENT

                  This FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT AND WAIVER") is dated as of December 14, 2001 and entered into by and among ATLAS AIR, INC., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS") and Bankers Trust Company, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of April 25, 2000 (as amended to the date hereof, the "CREDIT AGREEMENT"), by and among Company, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Lenders have agreed to waive compliance with the covenant set forth in subsection 6.6B of the Credit Agreement for the four fiscal quarter period ending September 30, 2001; and

                  WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) reduce the Revolving Loan Commitments by $35,000,000 to $140,000,000, (ii) adjust the financial covenants and (iii) make certain other amendments as set forth below.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. WAIVER

         Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance with the provisions of subsection 6.6B of the Credit Agreement with respect to the four fiscal quarter period ending September 30, 2001 and any related Events of Default.

SECTION 2. LIMITATION OF WAIVER

         Without limiting the generality of the provisions of subsection 9.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsection 6.6B of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment and Waiver shall be deemed to:

                  (a) Constitute a waiver of compliance by Company with respect to (i) subsection 6.6B of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with this waiver of subsection 6.6B of the Credit Agreement or otherwise); or

                  (b) Prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment and Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

SECTION 3. AMENDMENTS TO THE CREDIT AGREEMENT

         3.1 AMENDMENTS TO SECTION 1: DEFINITIONS.

         A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "FOURTH AMENDMENT" means the Fourth Amendment and Limited Waiver dated as of December 14, 2001 entered into by the Company, the Lenders and Administrative Agent with respect to the Agreement.

                  "FOURTH AMENDMENT EFFECTIVE DATE" shall have the meaning set forth in Section 4 of the Fourth Amendment.

         B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Maximum Note Amount" in its entirety and inserting the following definition in lieu thereof:

                  MAXIMUM NOTE AMOUNT" means, with respect to any Eligible Aircraft, 70% of the Appraised Value of such Eligible Aircraft based on appraisals obtained pursuant to subsection 5.10 of such Eligible Aircraft made within 30 days prior to the purchase thereof and giving effect to the proposed modifications of such Eligible Aircraft pursuant to a Modification Agreement.

         3.2 AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

                  A. COMMITMENTS; MAKING OF LOANS; NOTES; REGISTER.

                  (i) Subsection 2.1A(ii) of the Credit Agreement is hereby
            amended by deleting each reference to "$175,000,000" contained therein and substituting references to "$140,000,000" therefor.

                  (ii) Subsection 2.1A of the Credit Agreement is hereby amended by deleting the reference to "$175,000,000" in the last sentence of the paragraph immediately following subsection 2.1A(ii) and substituting "$140,000,000" therefor.

                  (iii) Subsection 2.1A of the Credit Agreement is hereby
            further amended by deleting the references to "80%" in the fourth, seventh and eleventh lines of the paragraph immediately following subsection 2.1A(ii) and substituting references to "70%" therefor.

                  (iv) Subsection 2.1A of the Credit Agreement is hereby further amended by adding the following language at the end of the paragraph immediately following subsection 2.1A(ii):

                           "The aggregate principal amount of all Revolving
                  Loans anticipated to be outstanding on the Fourth Amendment Effective Date, after giving effect to the prepayment to be made pursuant to Section 4.3 hereof is $68,106,647.16."

                  (v) Schedule 2.1 to the Credit Agreement is hereby amended by deleting said Schedule 2.1 in its entirety and substituting in place thereof a new Schedule 2.1 in the form of Annex A to this Amendment and Waiver.

                  B. REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN LOANS AND REVOLVING LOAN COMMITMENTS; GENERAL PROVISIONS REGARDING PAYMENTS.

                  (i) Subsection 2.4B(iii)(a) of the Credit Agreement is hereby amended by deleting the reference to "80%" in the second proviso thereto and substituting a reference to "70%" therefor.

                  (ii) Subsection 2.4B(iii)(f) of the Credit Agreement is hereby amended by deleting the reference to "80%" in the fifth line thereof and substituting a reference to "70%" therefor.

                  (iii) Subsection 2.4B(iv)(b) of the Credit Agreement is hereby amended by deleting the reference to "80%" in the seventh line thereof and substituting a reference to "70%" therefor.

                  C. USE OF PROCEEDS. Subsection 2.5B of the Credit Agreement is hereby amended by deleting the references to "80%" in the third, eighth and twelfth lines thereof and substituting references to "70%" therefor.

         3.3 AMENDMENTS TO SECTION 3: CONDITIONS TO LOANS.

                  A. CONDITIONS TO LOANS TO FINANCE AIRCRAFT ACQUISITION. Subsection 3.2(iv) of the Credit Agreement is hereby amended by deleting the references to "80%" in the third and sixth lines thereof and substituting references to "70%" therefor.

                  B. CONDITIONS TO LOANS TO FINANCE CARGO CONVERSION. Subsection 3.3B(i) of the Credit Agreement is hereby amended by deleting the reference to "80%" in the seventh line thereof and substituting a reference to "70%" therefor.

         3.4 AMENDMENTS TO SECTION 5: COMPANY'S AFFIRMATIVE COVENANTS. Subsection 5.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

                 "5.10 Appraisals. Company will obtain appraisals of each of the Financed Aircraft from two Approved Appraisers, in form and substance satisfactory to Administrative Agent, on or before June 30, 2002 and thereafter, at the request of Administrative Agent or Requisite Lenders (but no more than once each calendar year), Company will obtain appraisals of each of the Financed Aircraft from two Approved Appraisers in form and substance satisfactory to Administrative Agent; provided that, upon the occurrence and during the continuance of an Event of Default, Company will obtain such additional appraisals with respect to the Financed Aircraft as Administrative Agent or Requisite Lenders may request."

         3.5 AMENDMENTS TO SECTION 6: COMPANY'S NEGATIVE COVENANTS

                  A. LIENS AND RELATED MATTERS. Subsection 6.2A(iii) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

                  "(iii) other Liens securing Indebtedness in an amount not to exceed $10 million at any time outstanding; provided that, Liens otherwise permitted by this clause (iii) shall not be permitted with respect to the aircraft with registration numbers N512MC, N808MC and/or N809MC unless such Liens secure Indebtedness incurred after the Fourth Amendment Effective Date (other than Indebtedness incurred after such date under existing credit facilities)."

                  B. MINIMUM INTEREST COVERAGE RATIO. Subsection 6.6A of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

                FISCAL QUARTER ENDING      MINIMUM INTEREST
                                            COVERAGE RATIO

                March 31, 2000                2.10:1.00
                June 30, 2000                 2.10:1.00
                September 30, 2000            2.20:1.00
                December 31, 2000             2.20:1.00
                March 31, 2001                2.40:1.00
                June 30, 2001                 2.40:1.00
                September 30, 2001            2.50:1.00
                December 31, 2001             1.90:1.00
                March 31, 2002                1.70:1.00
                June 30, 2002                 1.75:1.00
                September 30, 2002            1.75:1.00
                December 31, 2002             1.75:1.00
                March 31, 2003                2.50:1.00
                June 30, 2003                 2.75:1.00
                September 30, 2003            2.75:1.00
                December 31, 2003             2.75:1.00
                March 31, 2004                2.75:1.00
                June 30, 2004                 2.75:1.00
                September 30, 2004            2.75:1.00
                December 31, 2004             2.75:1.00
                March 31, 2005                2.75:1.00

                  C. MAXIMUM LEVERAGE RATIO. Subsection 6.6B of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

                FISCAL QUARTER ENDING  MAXIMUM LEVERAGE RATIO
                March 31, 2000               4.75:1.00
                June 30, 2000                4.75:1.00
                September 30, 2000           4.75:1.00
                December 31, 2000            4.75:1.00
                March 31, 2001               4.75:1.00
                June 30, 2001                4.50:1.00
                September 30, 2001           4.50:1.00
                December 31, 2001            6.25:1.00
                March 31, 2002               6.70:1.00
                June 30, 2002                6.40:1.00
                September 30, 2002           6.40:1.00
                December 31, 2002            6.40:1.00
                March 31, 2003               4.25:1.00
                June 30, 2003                4.25:1.00
                September 30, 2003           4.25:1.00
                December 31, 2003            4.00:1.00
                March 31, 2004               4.00:1.00
                June 30, 2004                4.00:1.00
                September 30, 2004           4.00:1.00
                December 31, 2004            3.75:1.00
                March 31, 2005               3.75:1.00

SECTION 4. CONDITIONS TO EFFECTIVENESS

         Sections 1 and 3 of this Amendment and Waiver shall become effective as of the date first set forth above upon the satisfaction of all of the following conditions precedent (such date being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE").

         4.1 Company shall have delivered to Administrative Agent sufficient originally executed copies for each Lender and its counsel of this Amendment and Waiver; Administrative Agent and Requisite Lenders shall each have executed a counterpart of this Amendment and Waiver; and Company and Administrative Agent shall have received written or telephonic notification of such execution by Requisite Lenders and authorization of delivery thereof.

         4.2 Administrative Agent shall have received from Company, for distribution to each Lender consenting to this Amendment and Waiver as of the date specified by Administrative Agent in proportion to that Lender's Pro Rata Share, an amendment fee in an amount equal to

0.25% of the Revolving Loan Commitment of all such consenting Lenders (after giving effect to the reduction of the Revolving Loan Commitments set forth in this Amendment and Waiver).

         4.3 Company shall have made a voluntary prepayment of the principal amount of the Loans in an amount of at least $7,567,406.00. Such prepayment shall be applied as set forth in Section 2.4 of the Credit Agreement.

SECTION 5. REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and Waiver, Company, by its execution of a counterpart of this Amendment and Waiver, represents and warrants that, after giving effect to this Amendment and Waiver and except as specifically waived by this Amendment and Waiver, (a) no Event of Default or Potential Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

SECTION 6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
           DOCUMENTS.

         6.1 On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

         6.2 Except as specifically amended by this Amendment and Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6.3 The execution, delivery and performance of this Amendment and Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

SECTION 7. FEES AND EXPENSES

         Company acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and Waiver and the documents and transactions contemplated hereby shall be for the account of Company.

SECTION 8. HEADINGS

         Section and subsection headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose or be given any substantive effect.

SECTION 9. APPLICABLE LAW

         THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 10. COUNTERPARTS; EFFECTIVENESS

         This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment and Waiver (other than the provisions of Sections 1 and 3 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         COMPANY:

                                            ATLAS AIR, INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

         ADMINISTRATIVE AGENT:

                                            BANKERS TRUST COMPANY,
                                            AS ADMINISTRATIVE AGENT AND LENDER

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

         LENDERS:

                                            CITY NATIONAL BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            COMERICA BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            FLEET NATIONAL BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            GMAC COMMERCIAL CREDIT LLC

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            TRANSAMERICA BUSINESS CREDIT CORP.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            UNION PLANTERS BANK N.A.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            U.S. BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            WELLS FARGO BANK NATIONAL
                                            ASSOCIATION, AS SUCCESSOR IN
                                            INTEREST TO NORWEST BANK COLORADO,
                                            NATIONAL ASSOCIATION AND FIRST
                                            SECURITY BANK

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                     ANNEX A

                                  SCHEDULE 2.1


       LENDER                         COMMITMENT            PRO RATA SHARE
       ------                         ----------            --------------
Bankers Trust Company                $   18,800,000            13.43%
City National Bank                   $    4,000,000             2.86%
Comerica Bank                        $    5,333,333             3.81%
Fleet National Bank                  $   25,333,333            18.09%
GMAC Commercial Credit LLC           $    8,000,000             5.71%
Transamerica Business Credit Corp.   $   20,000,000            14.29%
Union Bank of California, N.A        $   13,200,000             9.43%
Union Planters Bank N.A              $    8,000,000             5.71%
U.S. Bank                            $   18,666,667            13.33%
Wells Fargo National Association     $   18,666,667            13.33%
                                     --------------           ------
TOTAL                                $  140,000,000           100.00%
                                     ==============           ======

                               Annex A-1                               EXECUTION